UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreements with Dover Corporation

On February 28, 2014, Knowles Corporation (“Knowles”) entered into definitive agreements with Dover Corporation, the parent and owner of 100% of Knowles’ common stock at that time (“Dover”), that, among other things, set forth the terms and conditions of the separation of Knowles from Dover (the “Separation”) and provide a framework for Knowles’ relationship with Dover after the Separation, including the allocation between Dover and Knowles of Dover’s and Knowles’ assets, employees, liabilities and obligations attributable to periods prior to, at and after the Separation. In addition to the Separation and Distribution Agreement, which contains many of the key provisions related to the spin-off of Knowles and the distribution of 100% of Knowles’ outstanding common stock, par value $0.01 per share, to Dover’s shareholders (the “Distribution”), the parties also entered into, on February 28, 2014, an Employee Matters Agreement, a Tax Matters Agreement and a Transition Services Agreement. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Dover” in Knowles’ Information Statement, which is included as Exhibit 99.1 to Amendment No. 5 to Knowles’ Registration Statement on Form 10 (the “Form 10”) filed with the Securities and Exchange Commission on February 6, 2014 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 as if restated in full.

Separation and Distribution Agreement

On February 28, 2014, Knowles entered into a Separation and Distribution Agreement with Dover that sets forth, among other things, the agreements between Knowles and Dover regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Knowles’ ongoing relationship with Dover after the completion of the Separation and Distribution. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

Employee Matters Agreement

On February 28, 2014, Knowles and Dover entered into an Employee Matters Agreement which sets forth, among other things, the allocation of assets, liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Separation, including the treatment of outstanding incentive awards and certain retirement and welfare benefit obligations, both in and outside the United States. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement attached hereto as Exhibit 10.1.

Tax Matters Agreement

On February 28, 2014, Knowles and Dover entered into a Tax Matters Agreement which governs Knowles’ and Dover’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement attached hereto as Exhibit 10.2.

Transition Services Agreement

On February 28, 2014, Knowles and Dover entered into a Transition Services Agreement pursuant to which Dover agreed to provide Knowles with various services, including those relating to pension plan administration, tax and information technology services for a tranisiton period of between six and twelve months following the Distribution. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement attached hereto as Exhibit 10.3.

Adoption of Equity Compensation, Incentive and Other Benefit Plans

In connection with the Distribution, effective as of February 28, 2014, the Board adopted and Dover, in its capacity as the sole stockholder of Knowles prior to the Distribution, approved, the following equity compensation, incentive and other benefit plans for Knowles’ executive officers, employees and non-employee directors:

•	Knowles Corporation 2014 Equity and Cash Incentive Plan (the “2014 Plan”)

•	Knowles Corporation Executive Officer Annual Incentive Plan (the “AIP”)

•	Knowles Corporation Executive Deferred Compensation Plan (the “Deferred Compensation Plan”)

•	Knowles Corporation Executive Severance Plan (the “Executive Severance Plan”)

•	Knowles Corporation Senior Executive Change-in-Control Severance Plan (the “CIC Severance Plan”)

The 2014 Plan is intended to foster behavior that will produce the greatest increase in value for shareholders, reinforce key company goals and objectives that help drive shareholder value, and attract, motivate and retain officers, key employees and directors. A total of 12,000,000 shares of common stock are reserved for issuance under the 2014 Plan, subject to adjustment resulting from stock dividends, stock splits and similar changes. The AIP permits annual cash bonuses to executive officers based upon satisfaction of pre-established performance targets. The Deferred Compensation Plan was established by Knowles to administer the deferred compensation liabilities it has assumed pursuant to the Employee Matters Agreement. The Executive Severance Plan entitles eligible executives to receive severance payments if the executive’s employment is terminated by Knowles without cause, as such term is defined in the plan. The CIC Severance Plan entitles eligible executives to receive severance payments if, within 18 months after the change-in-control, either the executive’s employment is terminated by Knowles without “cause” or the executive terminates employment for “good reason,” as such terms are defined in the plan. The foregoing description of the 2014 Plan, the AIP, the Deferred Compensation Plan, the Executive Severance Plan and the CIC Severance Plan is qualified in its entirety by reference to the complete terms and conditions of such plans attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, respectively.

Item 2.03.    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2014, Knowles made an initial borrowing of $400 million under its $500 million credit agreement, dated as of January 27, 2014 (the “Credit Agreement”), among Knowles, certain subsidiaries of Knowles, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent. Of the $400 million, Knowles borrowed $100 million under the five-year senior secured revolving credit facility and $300 million under the five-year senior secured term loan facility. The interest rates under the facilities are variable based on LIBOR or an alternate base rate at the time of the borrowing and Knowles’ leverage as measured by a consolidated total indebtedness to consolidated EBITDA ratio, and initially are set at LIBOR plus 1.50%. The proceeds were used to finance a distribution of $400 million to Dover immediately prior to the spin-off. A commitment fee will accrue on the average daily unused portion of the remaining $100 million portion of the revolving facility at the rate of 0.2% to 0.4%, initially set at 0.25%. A description of the material provisions of the Credit Agreement is included in the Information Statement under “Description of Indebtedness” and is incorporated herein by reference. The description of the Credit Agreement set forth under this Item 2.03 is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreement filed as Exhibit 10.16 to the Form 10.

Item 3.03. Material Modification to Rights of Security Holders.

The information included under Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

Knowles was a 100% owned subsidiary of Dover immediately prior to the Distribution. On February 28, 2014, Dover completed the Distribution of 100% of the outstanding capital stock of Knowles to holders of Dover common stock as of the close of business on February 19, 2014, the record date for the Distribution. Dover holders of record received one share of Knowles common stock for every two shares of Dover common stock. Following completion of the Distribution, Knowles is an independent, publicly traded company, and Dover retains no ownership interest in Knowles. The description of the spin-off included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors

On February 10, 2014, when Knowles’ Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (“SEC”) on September 30, 2013, as amended, was declared effective, the members of the Board of Directors of Knowles (the “Board”) consisted of Ivonne M. Cabrera, Don D. Suh and Kathryn D. Ingraham. On February 14, 2014, Keith L. Barnes was appointed to (and remains on) the Board and its audit committee.

In connection with the Distribution, on February 28, 2014, Ivonne M. Cabrera, Don D. Suh and Kathryn D. Ingraham resigned from the Board and all officer positions held with Knowles, and Jeffrey S. Niew, Jean-Pierre M. Ergas, Robert W. Cremin, Ronald Jankov, Richard K. Lochridge and Donald Macleod were appointed to the Board. Jean-Pierre M. Ergas will serve as Chair of the Board.

Biographical information for each member of the Board can be found in Knowles’ Information Statement under the section entitled “Management—Board of Directors Following the Separation,” which section is incorporated by reference into this Item 5.02.

As a result of the appointments and resignations described above, the Board of Knowles is currently constituted into three classes, as follows:

•	Class I: Keith L. Barnes, Richard K. Lochridge and Jeffrey S. Niew serve in the first class of directors of the Board whose terms expire at the first annual meeting of Knowles stockholders following the Distribution;

•	Class II: Robert W. Cremin and Ronald Jankov serve in the second class of directors of the Board whose terms expire at the second annual meeting of Knowles stockholders following the Distribution; and

•	Class III: Jean-Pierre M. Ergas and Donald Macleod serve in the third class of directors of the Board whose terms expire at the third annual meeting of Knowles stockholders following the Distribution.

Also, in connection with the Distribution, effective February 28, 2014:

•	Mr. Ergas and Mr. Cremin were appointed as members of the Audit Committee of the Board. Mr. Barnes had already been appointed to serve as a member of the Audit Committee of the Board effective February 14, 2014 and will continue to serve in that capacity. Mr. Barnes was appointed the Chair of the Audit Committee. The Board has determined that each of Mr. Barnes, Mr. Ergas and Mr. Cremin are independent under SEC rules and New York Stock Exchange (“NYSE”) listing standards applicable to audit committee members and that each qualifies as an “audit committee financial expert” for purposes of the rules of the SEC.

•	Mr. Barnes, Mr. Cremin, Mr. Ergas, Mr. Jankov, Mr. Lochridge and Mr. Macleod, each of whom has been determined by the Board to be independent under NYSE listing standards, were appointed as members of the Governance and Nominating Committee of the Board. Mr. Macleod was appointed the Chair of the Governance and Nominating Committee.

•	Mr. Jankov, Mr. Lochridge and Mr. Macleod, each of whom has been determined by the Board to be independent under SEC rules and NYSE listing standards applicable to compensation committee members, were appointed as members of the Compensation Committee of the Board. Mr. Lochridge was appointed the Chair of the Compensation Committee.

Each of the non-employee directors of Knowles will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in Knowles’ Information Statement under the heading “Directors’ Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Executive Officers

Prior to the completion of the Distribution, the following individuals were serving as executive officers of Knowles and continue to serve in such capacity as of and after the Distribution:

Name	Position
Jeffrey S. Niew	President & Chief Executive Officer
John S. Anderson	Senior Vice President & Chief Financial Officer
Joseph W. Schmidt	Senior Vice President, General Counsel
Paul M. Dickinson	Senior Vice President, Corporate Development

In connection with the Distribution, on February 28, 2014, the following individuals became executive officers of Knowles as set forth in the table below:

Name	Position
Michael A. Adell	Co-President, Mobile Consumer Electronics—Microphones
Christian U. Scherp	Co-President, Mobile Consumer Electronics—Speakers and Receivers
Gordon A. Walker	Co-President, Specialty Components—Acoustics & Hearing Health
David W. Wightman	Co-President, Specialty Components—Precision Devices
Raymond D. Cabrera	Senior Vice President, Human Resources & Chief Administrative Officer
Daniel J. Giesecke	Senior Vice President & Chief Operating Officer
James F. Wynn	Senior Vice President, Global Supply Chain
Thomas G. Jackson	Senior Vice President, Corporate Secretary
Bryan E. Mittelman	Vice President, Controller

In addition, Mr. Dickinson’s position was expanded to include that of Treasurer and, as of February 28, 2014, he serves as Senior Vice President, Corporate Development & Treasurer of Knowles.

Biographical information on each of the executive officers, other than Mr. Jackson, can be found in Knowles’ Information Statement under the section entitled “Management—Executive Officers Following the Separation,” which is incorporated by reference into this Item 5.02.

In connection with the Distribution, Thomas G. Jackson was appointed as Senior Vice President and Corporate Secretary of Knowles. As previously disclosed, Joseph W. Schmidt is expected to continue to serve as Senior Vice President and General Counsel until March 31, 2014. Effective April 1, 2014, Mr. Jackson will assume the title of Senior Vice President, General Counsel and Secretary.

Information regarding the compensation Messrs. Niew, Anderson, Wightman, Adell and Cabrera, Knowles’ named executive officers for 2013, will receive for their service as officers in accordance with plans and programs is described in Knowles’ Information Statement under the heading “Compensation Discussion and Analysis,” which is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of February 28, 2014, prior to the Distribution, the certificate of incorporation of Knowles was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the bylaws of Knowles were amended and restated (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in Knowles’ Information Statement under the section entitled “Description of Knowles’ Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.05.     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted a Code of Business Conduct and Ethics. A copy of Knowles’ Code of Business Conduct and Ethics is available under the Investor Relations section of Knowles’ website at www.knowles.com.

Item 8.01.     Other Events.

On March 3, 2014, Knowles issued a press release announcing the completion of the Distribution and the start of Knowles’ operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the Distribution, the Board adopted Corporate Governance Guidelines effective as of February 28, 2014. A copy of Knowles’ Corporate Governance Guidelines is available under the Investor Relations section of Knowles’ website at www.knowles.com.

In connection with the Distribution, the Board adopted Standards for Director Independence effective as of February 28, 2014. A copy of Knowles’ Standards for Director Independence is available under the Investor Relations section of Knowles’ website at www.knowles.com.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

3.1	Amended and Restated Certificate of Incorporation of Knowles Corporation.

3.2	Amended and Restated By-Laws of Knowles Corporation.

10.1	Employee Matters Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.2	Tax Matters Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.3	Transition Services Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.4	Knowles Corporation 2014 Equity and Cash Incentive Plan.

10.5	Knowles Corporation Executive Officer Annual Incentive Plan.

10.6	Knowles Corporation Executive Deferred Compensation Plan.

10.7	Knowles Corporation Executive Severance Plan.

10.8	Knowles Corporation Senior Executive Change-in-Control Severance Plan.

99.1	Press Release of Knowles Corporation, dated March 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: March 3, 2014

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel

Exhibit Index

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

3.1	Amended and Restated Certificate of Incorporation of Knowles Corporation.

3.2	Amended and Restated By-Laws of Knowles Corporation.

10.1	Employee Matters Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.2	Tax Matters Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.3	Transition Services Agreement, dated February 28, 2014, by and between Dover Corporation and Knowles Corporation.

10.4	Knowles Corporation 2014 Equity and Cash Incentive Plan.

10.5	Knowles Corporation Executive Officer Annual Incentive Plan.

10.6	Knowles Corporation Executive Deferred Compensation Plan.

10.7	Knowles Corporation Executive Severance Plan.

10.8	Knowles Corporation Senior Executive Change-in-Control Severance Plan.

99.1	Press Release of Knowles Corporation, dated March 3, 2014.